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                                                                      EXHIBIT 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT



     As independent public accountants, we hereby consent to the incorporation of our report included in the Form 10-K, into the Company's previously filed Registration Statements Filed No. 33-80955, 33-06983 and 333-65171.



                                                             ARTHUR ANDERSEN LLP


Dallas, Texas,
March 24, 1999